UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 17, 2013

Rockwell Collins, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16445	52-2314475
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

400 Collins Road NE
Cedar Rapids, Iowa		52498
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (319) 295-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On April 19, 2013, the Company issued a press release announcing that Chairman and CEO Clay Jones has informed the Company's Board of Directors of his plans to retire as CEO effective July 31, 2013. The press release further announces the Company's President, Kelly Ortberg, is expected to succeed Mr. Jones as CEO at that time. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release of the Company dated April 19, 2013
Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROCKWELL COLLINS, INC.
(Registrant)

Dated:	April 19, 2013	By	/s/ Gary R. Chadick
Gary R. Chadick
Senior Vice President,
General Counsel and Secretary

Exhibit Index

99.1	Press release of the Company dated April 19, 2013